Penn Series Funds, Inc.

Small Cap Value Fund

Supplement dated February 10, 2012 to the Prospectus

dated May 1, 2011, as supplemented August 25, 2011,

December 14, 2011 and December 22, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

Portfolio Manager Change for the Small Cap Value Fund

Effective immediately, Sean A. Butkus, Vice President of Goldman Sachs Asset Management, L.P., the investment sub-adviser to the Small Cap Value Fund (the “Fund”), serves as a portfolio manager of the Fund.

As a result of the foregoing, the following changes are being made to the Prospectus:

•	The sub-section Portfolio Managers in the FUND SUMMARY: SMALL CAP VALUE FUND section of the Prospectus is hereby deleted and replaced with the following:

Portfolio Managers

Sally Pope Davis, Vice President of Goldman, has served as portfolio manager of the Fund since August 2004. Robert Crystal, Vice President of Goldman, has served as portfolio manager of the Fund since March 2006. J. Kelly Flynn, Vice President of Goldman, has served as portfolio manager of the Fund since August 2004. Sean A. Butkus, Vice President of Goldman, has served as portfolio manager of the Fund since February 2012.

•	The following paragraph is hereby added as the new last paragraph under the heading Goldman Sachs Asset Management, L.P. in the Sub-Advisers sub-section in the MANAGEMENT section of the Prospectus:

Sean A. Butkus, Vice President, joined GSAM in 2004. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs, providing analytical support and offering strategic advice to the division’s management team. Before joining GSAM, he worked at Arthur Andersen LLP.

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PM5675

Penn Series Funds, Inc.

Small Cap Value Fund

Supplement dated February 10, 2012 to the Statement of Additional Information (“SAI”) dated

May 1, 2011, as supplemented August 25, 2011, December 14, 2011 and December 22, 2011

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

Portfolio Manager Change for the Small Cap Value Fund

Effective immediately, Sean A. Butkus, Vice President of Goldman Sachs Asset Management, L.P., the investment sub-adviser to the Small Cap Value Fund (the “Fund”), serves as a portfolio manager of the Fund.

As a result of the foregoing, the information under the heading Goldman Sachs Asset Management, L.P. (“GSAM”) in the section Portfolio Managers is hereby deleted in its entirety and replaced with the following:

Goldman Sachs Asset Management, L.P. (“GSAM”): Investment Sub-Adviser to the Small Cap Value Fund (the “Fund”).

Compensation. GSAM compensates the Fund’s portfolio managers.

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmarks for this Fund is: Russell 2000 Value Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation. In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Fund Shares Owned by Portfolio Managers: The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2011. Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Except as otherwise noted, the information below is provided as of December 31, 2010.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Sally Pope Davis	2	$2557	2	$187	17	$1450
Robert Crystal	2	$2557	2	$187	17	$1450
J. Kelly Flynn	3	$3366	2	$187	17	$1450
Sean A. Butkus*	2	$2794	0	$0	11	$873

Performance Fee Based Accounts
Sally Pope Davis	1	$39	2	$187	1	$155
Robert Crystal	1	$39	2	$187	1	$155
J. Kelly Flynn	1	$39	2	$187	1	$155
Sean A. Butkus*	0	$0	1	$16	1	$157

*	The information is provided as of December 31, 2011.

Conflicts of Interests. GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

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PM5676